PREPAID LAND LEASES (Details 1) $ in Thousands	Jun. 30, 2018 USD ($)
Prepaid Land and Leases [Line Items]
2019	$ 267
2020	267
2021	267
2022	267
2023	267
Prepaid Land Lease Amortization Expense Net Total	$ 1,335